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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               _________________


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported):  January 27, 1997



                            GLOBAL INDUSTRIES, LTD.
             (Exact name of registrant as specified in its charter)



             LOUISIANA                              2-56600                             72-1212563
     (State of Incorporation)              (Commission File Number)                  (I.R.S. Employer
                                                                                   Identification Number)


                107 GLOBAL CIRCLE
              LAFAYETTE, LOUISIANA
     (Address of principal executive offices)                                     70503
                                                                                (Zip Code)



      Registrant's telephone number, including area code: (318) 989-0000
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ITEM 5.  OTHER EVENTS.

         On January 27, 1997, Global Industries, Ltd. ("Global") announce its results for the third quarter and first nine months of fiscal 1997. Global's release which is included herein as Exhibit 99.1 is herein incorporated by reference.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

                 99.1 Press release dated January 27, 1997 announcing results for the third quarter and first nine months of fiscal 1997.




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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 27, 1997

                                   GLOBAL INDUSTRIES, LTD.

                                   By: /S/ MICHAEL J. POLLOCK
                                       ----------------------------------------
                                       Michael J. Pollock
                                       Vice President, Chief Financial Officer





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                                 EXHIBIT INDEX


             EXHIBIT
             NUMBER                         DESCRIPTION
             ------                         -----------
              99.1    Press release dated January 27, 1997 announcing
                      results for the third quarter and first nine months of
                      fiscal 1997.





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